Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	3,589.80
Total Transaction Valuation	25,994,218.27
Total Offset Amount	0.00
Net Fee	$ 3,589.80